HILLMAN VALUE FUND

SCHEDULE OF INVESTMENTS

June 30, 2025 (Unaudited)

		Value
	Shares	(Note 2)
COMMON STOCK (96.74%)
Communication Services (15.79%)
Alphabet, Inc., Class A	17,200	$3,031,156
AT&T, Inc.	107,500	3,111,050
Comcast Corp., Class A	89,700	3,201,393
Verizon Communications, Inc.	71,400	3,089,478
Walt Disney Co.	25,600	3,174,656
Warner Bros Discovery, Inc.(a)(b)	272,400	3,121,704
Total Communication Services		18,729,437

Consumer Discretionary (5.66%)
CarMax, Inc.(a)(b)	43,400	2,916,914
NIKE, Inc., Class B	53,400	3,793,536
Total Consumer Discretionary		6,710,450

Consumer Staples (21.50%)
Anheuser-Busch InBev NV, Sponsored ADR	42,500	2,920,600
Brown-Forman Corp., Class B(c)	89,500	2,408,445
Conagra Brands, Inc.	127,100	2,601,737
Constellation Brands, Inc., Class A	16,400	2,667,952
Diageo PLC, ADR	26,400	2,662,176
Estee Lauder Cos., Inc., Class A	40,800	3,296,640
Hershey Co.	18,600	3,086,670
Kraft Heinz Co.	126,200	3,258,484
The Campbell's Company	85,000	2,605,250
Total Consumer Staples		25,507,954

Financials (5.40%)
T Rowe Price Group, Inc.	34,800	3,358,200
US Bancorp	67,400	3,049,850
Total Financials		6,408,050

Health Care (19.95%)
Baxter International, Inc.	98,700	2,988,636
Becton Dickinson & Co.	14,900	2,566,525
Biogen, Inc.(a)(b)	23,600	2,963,924
Bristol-Myers Squibb Co.	65,300	3,022,737
CVS Health Corp.	46,200	3,186,876
GSK PLC, Sponsored ADR	79,400	3,048,960
Pfizer, Inc.	131,000	3,175,440
Zimmer Biomet Holdings, Inc.	29,700	2,708,937
Total Health Care		23,662,035

Industrials (2.67%)
Boeing Co.(a)	15,100	3,163,903

Information Technology (17.99%)
Adobe, Inc.(a)(b)	7,500	2,901,600
Advanced Micro Devices, Inc.(a)(b)	21,300	3,022,470
ASML Holding NV	3,700	2,965,143
Microchip Technology, Inc.	44,100	3,103,317
Microsoft Corp.	6,300	3,133,683
Salesforce, Inc.	11,000	2,999,590
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	14,200	3,216,158
Total Information Technology		21,341,961

		Value
	Shares	(Note 2)
Information Technology (continued)
Materials (7.78%)
DuPont de Nemours, Inc.	46,700	$3,203,153
International Flavors & Fragrances, Inc.	39,600	2,912,580
Nucor Corp.	24,000	3,108,960
Total Materials		9,224,693

TOTAL COMMON STOCK
(Cost $120,195,442)		114,748,483

TOTAL INVESTMENTS (96.74%)
(Cost $120,195,442)		$114,748,483

OTHER ASSETS IN EXCESS OF LIABILITIES (3.26%)		3,864,634

NET ASSETS (100.00%)		$118,613,117

(a)	Non-income producing security.
(b)	All or a portion is held as collateral at custodian for written options. The aggregate value of the collateral pledged was $14,926,612.
(c)	Held in connection with written option contracts.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices and/or as defined by Fund management. This definition may not apply for purposes of this report, which may use a different classification system or may combine industry sub-classifications for reporting ease. Industries are shown as a percent of the Fund's net assets. (Unaudited)

WRITTEN OPTION CONTRACTS (0.14%)

Counterparty		Expiration Date	Strike Price	Contracts	Premiums Received	Notional Value	Value (Note 2)
Option Contracts - (0.14%)
Brown-Forman Corp.	StoneX	07/18/25	$27.50	(340)	$47,248	$(914,940)	$(30,600)
West Pharmaceutical Services, Inc.	StoneX	07/18/25	220.00	(50)	29,948	(1,094,000)	(35,000)
Thermo Fisher Scientific, Inc.	StoneX	07/18/25	400.00	(80)	91,518	(3,243,680)	(61,600)
UnitedHealth Group, Inc.	StoneX	07/18/25	300.00	(110)	91,436	(3,431,670)	(38,500)

TOTAL WRITTEN OPTION CONTRACTS					$260,150	$(8,684,290)	$(165,700)

Notes to Quarterly Portfolio of Investments

June 30, 2025 (Unaudited)

1.	ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of multiple separate portfolios or series. This quarterly report describes the Hillman Value Fund (the “Fund”). The Hillman Value Fund (the “Predecessor Fund”) reorganized into the Trust on March 15, 2021. The Predecessor Fund was a series of the Hillman Capital Management Investment Trust (the “Hillman Trust”) and also was advised by Hillman Capital Management, Inc. (the "Adviser"). The Fund is diversified, and its primary investment objective is to provide long-term total return from a combination of income and capital gains. The Fund currently offers one share class. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

2.	SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services - Investment Companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

Options are valued at the National Best Bid and Offer (“NBBO”) last trade as of the valuation time. Options will be valued on the basis of prices provided by pricing services when such prices are reasonably believed to reflect the market value of such options and may include the use of composite or NBBO pricing information provided by the pricing services.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value (“NAV”). Money market funds, representing short-term investments, are valued at their NAV.

When such prices or quotations are not available, or when the valuation designee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Cash & Cash Equivalents: The Fund considers its investment in a Federal Deposit Insurance Corporation ("FDIC") insured interest bearing account to be cash and cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Fund maintains cash balances, which, at times may exceed federally insured limits. The Fund maintains these balances with a high-quality financial institution.

Concentration of Credit Risk: The Fund places its cash with a banking institution, which is insured by FDIC. The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities.

Trust Expenses: Some expenses of the Trust can be directly attributed to a fund. Expenses that cannot be directly attributed to a fund are apportioned among all funds in the Trust based on average net assets of each fund, including Trustees’ fees and expenses.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis for financial reporting purposes). Realized gains and losses from investment transactions are reported on a first in first out basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned using the effective yield method. Dividend income is recognized on the ex-dividend date, or for certain foreign securities, as soon as information is available to the Fund. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations.

Distributions to Shareholders: The Fund normally pay dividends, if any, and distribute capital gains, if any, on an annual basis. Income dividend distributions are derived from interest, dividends and other income the Fund receives from their investments, including short-term capital gains. Long-term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year. The Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Fund to avoid or reduce taxes.

3.	DERIVATIVE INSTRUMENTS

The Fund may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.

Risk of Investing in Derivatives: The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund are attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. In addition, use of derivatives may increase or decrease exposure to the following risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. Associated risks can be different for each type of derivative.

Option Contracts: The Fund may enter into options transactions for hedging purposes and for non-hedging purposes such as seeking to enhance return. The Fund may write covered put and call options on any stocks or stock indices, currencies traded on domestic and foreign securities exchanges, or futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the U.S. Commodity Futures Trading Commission, foreign exchanges. A call option on an asset written by a Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by a Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses.

Purchased Options: When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.

Written Options: When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gain from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

The average notional amount of the written options held for the period ended June 30, 2025, was $3,489,965. These are written equity options which have an element of equity security risk.

Derivative Instruments: The following tables disclose the amounts related to the Fund's use of derivative instruments. The effect of derivative instruments on the Statement of Assets and Liabilities for the period ended June 30, 2025:

	Asset Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Fair Value of Asset Derivatives	Statement of Assets and Liabilities Location	Fair Value of Liability Derivatives
Hillman Value Fund
Equity Contracts (Written Options)	Investments, at value	$–	Options written, at value	$165,700
		$–		$165,700